                       SUPPLEMENT DATED JANUARY 26, 2004
                             TO THE PROSPECTUS FOR
      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT A
                            DATED SEPTEMBER 28, 2003

The prospectus is supplemented to include the following illustrations:

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.991% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.991%, 5.009% and 11.009%.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for a Policy issued to a male non-smoker issue age 55 and a female non-smoker issue age 50:

      - one based on current cost of insurance charges assessed by the Company, and

      - one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables.

Illustrations do not include optional riders that may be available. Current cost of insurance charges are not guaranteed and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (PREFERRED) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (PREFERRED)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $4,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                        0% Hypothetical             6% Hypothetical              12% Hypothetical
                        Gross Investment Return     Gross Investment Return      Gross Investment Return
                        -----------------------     -----------------------      -----------------------
End Of     Accumulated  Policy  Cash       Death    Policy   Cash       Death    Policy     Cash       Death
Policy     Premiums     Value   Surrender  Benefit  Value    Surrender  Benefit  Value      Surrender  Benefit
Year (1)   (2)                  Value (3)                    Value (3)                      Value (3)
1          4,725        2,687   0          500,000  2,880    0          500,000  3,073      0          500,000
2          9,686        6,318   0          500,000  6,902    54         500,000  7,509      662        500,000
3          14,896       9,844   3,474      500,000  11,049   4,679      500,000  12,349     5,979      500,000
4          20,365       13,281  7,468      500,000  15,339   9,526      500,000  17,644     11,832     500,000
5          26,109       16,626  11,371     500,000  19,772   14,517     500,000  23,434     18,179     500,000
6          32,139       19,872  15,095     500,000  24,346   19,568     500,000  29,758     24,981     500,000
7          38,471       23,017  18,797     500,000  29,060   24,840     500,000  36,664     32,444     500,000
8          45,120       26,057  22,394     500,000  33,915   30,252     500,000  44,202     40,539     500,000
9          52,101       28,995  25,810     500,000  38,917   35,732     500,000  52,436     49,251     500,000
10         59,431       31,831  29,203     500,000  44,068   41,441     500,000  61,432     58,805     500,000
15         101,959      47,473  47,473     500,000  75,834   75,834     500,000  125,007    125,007    500,000
20         156,237      62,965  62,965     500,000  118,738  118,738    500,000  237,976    237,976    500,000
25         225,511      74,212  74,212     500,000  170,625  170,625    500,000  428,329    428,329    500,000
30         313,924      78,324  78,324     500,000  232,590  232,590    500,000  751,697    751,697    789,282
35         426,763      68,723  68,723     500,000  306,128  306,128    500,000  1,293,976  1,293,976  1,358,675
40         570,779      29,616  29,616     500,000  395,629  395,629    500,000  2,197,944  2,197,944  2,307,841
45         754,583      0 (4)   0 (4)      0 (4)    515,368  515,368    520,522  3,703,188  3,703,188  3,740,220
50         989,169                                  684,153  684,153    684,153  6,273,734  6,273,734  6,273,734

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policyloan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                  MALE NON-SMOKER ISSUE AGE 55 (PREFERRED) AND
                   FEMALE NON-SMOKER ISSUE AGE 50 (PREFERRED)
                  $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $4,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                        0% Hypothetical             6% Hypothetical              12% Hypothetical
                        Gross Investment Return     Gross Investment Return      Gross Investment Return
                        -----------------------     -----------------------      -----------------------
End Of     Accumulated  Policy  Cash       Death    Policy   Cash       Death    Policy     Cash       Death
Policy     Premiums     Value   Surrender  Benefit  Value    Surrender  Benefit  Value      Surrender  Benefit
Year (1)   (2)                  Value (3)                    Value (3)                      Value (3)
1          4,725        2,687   0          500,000  2,880    0          500,000  3,073      0          500,000
2          9,686        6,318   0          500,000  6,902    54         500,000  7,509      662        500,000
3          14,896       9,823   3,453      500,000  11,028   4,658      500,000  12,327     5,957      500,000
4          20,365       13,197  7,384      500,000  15,251   9,438      500,000  17,552     11,740     500,000
5          26,109       16,429  11,173     500,000  19,563   14,308     500,000  23,213     17,957     500,000
6          32,139       19,508  14,730     500,000  23,953   19,176     500,000  29,336     24,559     500,000
7          38,471       22,422  18,202     500,000  28,409   24,188     500,000  35,953     31,733     500,000
8          45,120       25,155  21,493     500,000  32,914   29,251     500,000  43,093     39,431     500,000
9          52,101       27,692  24,507     500,000  37,452   34,267     500,000  50,792     47,607     500,000
10         59,431       30,012  27,384     500,000  41,999   39,371     500,000  59,080     56,453     500,000
15         101,959      40,374  40,374     500,000  67,416   67,416     500,000  115,035    115,035    500,000
20         156,237      39,508  39,508     500,000  89,861   89,861     500,000  202,554    202,554    500,000
25         225,511      10,868  10,868     500,000  92,114   92,114     500,000  336,689    336,689    500,000
30         313,924      0 (4)   0 (4)      0 (4)    33,971   33,971     500,000  569,617    569,617    598,098
35         426,763                                  0 (4)    0 (4)      0 (4)    955,904    955,904    1,003,699
40         570,779                                                               1,558,448  1,558,448  1,636,371
45         754,583                                                               2,530,501  2,530,501  2,555,806
50         989,169                                                               4,233,071  4,233,071  4,233,071

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the basic No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the basic No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)   In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


SVUL03 SUPP 1/26/04